SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Colorado                          333-01173                         84-0467907

(State or other jurisdiction of incorporation) (Commission File No.) (IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
                                                                                                  (Address of principal executive offices)                        (Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01	OTHER EVENTS

Effective November 30, 2007, the registrant has ceased offering the Guarantee Period Fund as an investment option under the Variable Annuity-1 Series Contract. As a result, new contributions and transfers into the Guarantee Period Fund will not be accepted after December 31, 2007.

In addition, a new Market Value Adjustment (“MVA”) for existing Guarantee Periods in the Guarantee Period Fund will be available in all states where approval of this new MVA has been received by the Registrant.

The interests under the Contract relating to the Guarantee Period Fund will no longer be securities registered under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2008

                                                                                                                                                          GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:/s/ Richard G. Schultz

Name: Richard G. Schultz

Title: Chief Legal Officer, Corporate

and Secretary